Exhibit 10.2.5

AMENDMENT

TO

CONTRIBUTION AGREEMENT

This Amendment to the Contribution Agreement (this “Amendment”) is entered into as of October 24, 2014 by and among Fifth Street Holdings L.P., a Delaware limited partnership (the “Partnership”), and each of the individuals and entities listed as a “Transferor” on the signature pages hereto (each a “Transferor” and collectively, the “Transferors”).

RECITALS

WHEREAS, the Partnership and the Transferors are parties to the Contribution Agreement, dated as of September 17, 2014 (the “Agreement”); and

WHEREAS, the Transferors and the Partnership desire to amend certain terms and provisions of the Agreement.

AGREEMENTS

NOW, THEREFORE, in consideration of the above recitals and in consideration of the mutual agreements and undertakings set forth below, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

ARTICLE I

AMENDMENT OF AGREEMENT

Section 1.1           Amendment of Section 1.1. Section 1.1 of the Agreement is hereby amended and restated in its entirety to read:

Section 1.1 Exchange of Interests. Immediately prior to the pricing of the IPO, or at such earlier time as determined by the Partnership, each of the Transferors, severally and not jointly, shall contribute and transfer to the Partnership, and the Partnership shall acquire from each of them, free and clear of all claims, pledges, liens or other encumbrances, all of the FSM Interests, FSCO GP Interests, FSC CT Interests, FS Subsidiary Interests and FSC Interests owned by such Transferor, and, in exchange therefor, the Partnership shall issue to each such Transferor a number of LP Interests representing the percentage of the total aggregate outstanding LP Interests as set forth next to such Transferor’s name on Exhibit A (the “Exchange”), which LP Interests shall be subject to the terms and conditions of the Limited Partnership Agreement of the Partnership. Upon consummation of the Exchange, (a) each of the Transferors shall (i) be withdrawn from, and shall cease to be a member of, Fifth Street Management, FSCO GP LLC, FSC, LLC, FSC CT, LLC and/or FS Capital, as applicable, (ii) cease to own, or have any rights with respect to or in respect of, the FSM Interests, FSCO GP Interests, FSC CT Interests, FS Subsidiary Interests and FSC Interests and (iii) be admitted to the Partnership as a limited partner and (b) the Partnership shall be admitted to Fifth Street Management as the sole member thereof. Notwithstanding anything to the contrary in this Agreement or otherwise, no Transferor shall be obligated to consummate the Exchange unless, and the Exchange obligation of the Transferors shall be expressly conditioned upon, the implied value of the Partnership based on the pricing of the IPO is $800,000,000 or greater. The LP Interests issued to the Transferors shall be fully vested.

ARTICLE II

MISCELLANEOUS

Section 2.1           Defined Terms. All capitalized terms not otherwise defined herein shall have the meaning given to them in the Agreement.

Section 2.2           Effect of Amendment. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Agreement. Except as specifically amended by this Amendment, all other provisions of the Agreement are hereby ratified and remain in full force and effect.

Section 2.3           Single Document. From and after the date of this Amendment, all references to the Agreement (whether in the Agreement or any other document or agreement prepared in connection with the transactions contemplated by the Agreement) shall be deemed to be references to the Agreement as amended by this Amendment.

Section 2.4           Counterparts. This Amendment may be executed in one or more counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

[End of text. Signature pages follow.]

2

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties hereto as of the date first above written.

PARTNERSHIP:

FIFTH STREET HOLDINGS L.P.

By:	/s/ Leonard M. Tannenbaum
Name: Leonard M. Tannenbaum
Title: General Partner

TRANSFERORS:

FSC CT II, INC.

/s/ Leonard M. Tannenbaum
Name: Leonard M. Tannenbaum
Title: President

TANNENBAUM FAMILY 2012 TRUST

/s/ Bernard D. Berman
Name: Bernard D. Berman
Title: Trustee

TRANSFERORS:

BERNARD D. BERMAN 2012 TRUST

/s/ William F. Meehan
Name: William F. Meehan
Title: Trustee

/s/ Nicole H. Berman
Name: Nicole H. Berman
Title: Trustee

/s/ Bernard D. Berman
Name: Bernard D. Berman

TRANSFERORS:

/s/ Leonard M. Tannenbaum
Name: Leonard M. Tannenbaum